UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                                February 28, 2000
                      (Amending Report of January 27, 2000)

                         e-Net Financial.Com Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   0-24512              84-1273503
       --------------             -----------        ------------------
      (State or other
       jurisdiction               (Commission         (IRS Employer
      of incorporation            File Number)       Identification No.)


              3200 Bristol Street, Suite 700, Costa Mesa, CA 92626
              -----------------------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                 (714) 557-2222

             2102 Business Center Dr., Suite 115E, Irvine, CA 92612
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements or Exhibits

                  (a)  Financial Statements of Business Acquired.

                           (1)    VPN.COM JV Partners.

                      Restated Financial Statements for the
          Fiscal Year Ended December 21, 1999, Exhibits 1, 1.1, and 1.2

                  (b)  Exhibits.

1        VPN.COM JV Partners Balance Sheet
1.1      VPN.COM JV Partners Consolidated Statement of Operations
1.2      VPN.COM JV Partners Statement of Cash Flows


     All other exhibits applicable were previously filed with the Form 8-K dated January 27, 2000.



Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date February 28, 2000                      e-Net Financial.Com Corporation

                                            /s/  Michael Roth
                                            ------------------------------------
                                                 Michael Roth, President